UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
AMC ENTERTAINMENT HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following is an excerpt from a press release issued by AMC Entertainment Holdings, Inc. (“AMC” or the “Company”) on February 28, 2023:

Adam Aron, Chairman and Chief Executive Officer of the Company, concluded, “With more major movies coming in 2023, we are highly confident that our multi-year recovery will continue to show considerable progress this year. But we cannot stress enough how crucial it is that for AMC to remain viable, we must continue to be agile and nimble not only in running our business day to day, but also in our continued raising of cash and decreasing the debt load on AMC Entertainment. As we have been saying for a long time, the industry-wide box office will not return to pre-pandemic norms before 2024 or 2025 at the earliest. Therefore, this active management of our capital structure is vital for AMC to ultimately both survive the pandemic and to thrive over the long haul. Accordingly, we continue to urge our shareholders to ‘vote yes,’ voting FOR the recommended proposals at the March 14 special meeting of shareholders, which gives AMC the best chance to generate value for all of our shareholders in the months and years to come.”

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the Special Meeting of Stockholders (the “Special Meeting”) of the Company scheduled to be held on March 14, 2023 to vote on amendments to the Company’s Certificate of Incorporation that, together, if approved will enable all outstanding AMC Preferred Equity Units (“APEs”) to convert into shares of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”) as a result of an increase the number of authorized shares of Common Stock and a 10-for-1 reverse split of the Common Stock. This communication does not constitute a solicitation of any vote or approval of the proposals to be voted on at the Special Meeting. In connection with the Special Meeting, the Company filed with the Securities and Exchange Commission (the “SEC”) and mailed to its stockholders a proxy statement regarding the business to be conducted at the Special Meeting. The Company may also file other documents with the SEC regarding the business to be conducted at the Special Meeting. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY AMENDMENTS THERETO (WHEN AVAILABLE) IN THEIR ENTIRETY AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING.

Stockholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at www.investor.amctheatres.com copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the business to be conducted at the Special Meeting. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and executive officers in the definitive proxy statement filed in connection with the Special Meeting, which may be obtained free of charge from the sources indicated above. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the definitive proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In many cases, these forward-looking statements may be identified by the use of words such as “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “indicates,” “projects,” “goals,” “objectives,” “targets,” “predicts,” “plans,” “seeks,” and variations of these words and similar expressions. Any forward-looking statement speaks only as of the date on which it is made. These forward-looking statements may include, among other things, statements related to AMC’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, and the impact to its business and financial condition of, and measures being taken in response to, the COVID-19 virus, and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, risks related to: the risk that required approvals from AMC’s stockholders are not obtained at AMC’s special meeting, currently set to be held on March 14, 2023 (the “Special Meeting”); on February 20, 2023, stockholders commenced litigation seeking to prevent the conversion of AMC Preferred Equity Units into common without separate common stock class approval at the Special Meeting, which will delay and if successful (or if additional litigation is commenced and successful) could prevent the conversion of APE units into common stock, impede our ability to raise additional funds and materially and adversely impact market prices and the value of APE units and common stock; the risks and uncertainties relating to the sufficiency of AMC’s existing cash and cash equivalents and available borrowing capacity; AMC’s ability to obtain additional liquidity, which if not realized or insufficient to generate the material amounts of additional liquidity that will be required unless it is able to achieve more normalized levels of operating revenues, likely would result with AMC seeking an in-court or out-of-court restructuring of its liabilities; the impact of the COVID-19 virus on AMC, the motion picture exhibition industry, and the economy in general; the seasonality of AMC’s revenue and working capital; the continued recovery of the North American and international box office; AMC’s significant indebtedness, including its borrowing capacity and its ability to meet its financial maintenance and other covenants; AMC’s ability to achieve expected synergies, benefits and performance from its strategic initiatives; motion picture production and performance; AMC’s lack of control over distributors of films; intense competition in the geographic areas in which AMC operates; increased use of alternative film delivery methods or other forms of entertainment; shrinking exclusive theatrical release window; AMC’s ability to optimize its theatre circuit; general and international economic, political, regulatory and other risks; limitations on the availability of capital; AMC’s ability to refinance its indebtedness on favorable terms; availability of financing upon favorable terms or at all; risks relating to impairment losses, including with respect to goodwill and other intangibles, and theatre and other closure charges; AMC’s ability to recognize interest deduction carryforwards, net operating loss carryforwards, and other tax attributes to reduce future tax liability; supply chain disruptions, labor shortages, increased cost and inflation; and other factors discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties, or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in AMC’s Form 10-K for the year ended December 31, 2022, as filed with the SEC, and the risks, trends and uncertainties identified in AMC’s other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.